                         FORM OF SHARE ESCROW AGREEMENT


         This SHARE ESCROW AGREEMENT, dated as of _______________________, 1997 (the "Agreement"), is entered into by and among PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), HOWARD ODZER ("Odzer") and Baer Marks & Upham LLP, a New York limited liability partnership, as Escrow Agent (the "Escrow Agent").


                              W I T N E S S E T H:


         WHEREAS, Odzer is the beneficial owner of _________ shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"); and

         WHEREAS, Odzer agrees to place 300,000 shares of Common Stock (the "Shares") in escrow with the Escrow Agent for issuance upon the exercise of certain stock options which will be granted by him pursuant to the terms and subject to the conditions hereof (the "Stock Options") to certain executives and officers of the Company as designated by the Compensation Committee (the "Committee") of the Board of Directors of the Company.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, the parties hereto, intending legally to be bound, agree as follows:

         1. Escrow of Shares. (a) Concurrently with the execution and delivery hereof, Odzer shall deliver to the Escrow Agent certificates representing the Shares, duly endorsed for transfer (the "Certificates"), to be held for so long as any Stock Options remain outstanding and such Certificates shall be retained in escrow pursuant to the terms and subject to the conditions hereof.

         (b) The Escrow Agent agrees to hold the Shares in accordance with the terms and conditions of this Agreement and for the uses and purposes stated herein.

         (c) Odzer and the Company shall deliver to the Escrow Agent the Form of Stock Option Agreement, attached hereto as Annex A (the "Form Option Agreement"), to be retained in escrow in accordance with the terms and conditions of this Agreement and for the uses and purposes stated herein.

         (d) It is understood and agreed that the Escrow Agent's sole duties hereunder are as indicated herein and that the Escrow Agent in the performance of its duties hereunder shall incur no liability except for willful malfeasance and shall not be liable or responsible for anything done or omitted to be done in good faith as herein provided. The Company agrees to indemnify and save the Escrow Agent harmless from any claims, liabilities, judgments, attorneys' fees and other expenses of every kind and nature, which may be incurred by the Escrow Agent by reason of its acceptance of, and its performance under, this Agreement, except such as may arise because of the Escrow Agent's willful misconduct in performing the specified duties as Escrow Agent. The parties hereby agree that in no event shall any claim be made with respect to any conflict of interest in connection with Baer Marks & Upham LLP's acting in its capacity of Escrow Agent and counsel to the Company. All reasonable expenses of the Escrow Agent incurred in connection with the exercise of its duties hereunder shall be borne by the Company.

         (e) The Escrow Agent may resign at any time upon giving the parties hereto thirty (30) days' prior written notice; in such event, the successor Escrow Agent shall be such person, firm or corporation as shall be selected by the Company and approved by Odzer in his reasonable discretion. It is understood and agreed that such resignation shall not be effective until a successor agrees to act hereunder.

         (f) Upon the receipt of a notice and a certified or bank cashier's check for an amount equal to the full purchase price for the Shares from an optionee of the exercise of any Stock Option pursuant to Section 3(b) of such optionee's respective Option Agreement (as defined hereinafter), the Company shall promptly give written notice thereof to the Escrow Agent and the Escrow Agent shall, within 10 business days of its receipt of such notice, release and deliver to the Company Certificates representing such number of Shares as shall be set forth in such notice against payment by the Company to Odzer for the Shares.


         2. Terms of Stock Options. (a) Odzer hereby agrees that he shall grant Stock Options to purchase all of the Shares upon the direction of, and to those executives and officers of the Company designated by, the Committee in accordance with the terms and subject to the conditions of this Agreement.

         (b) In no event shall the exercise price of any Stock Option granted pursuant to this Agreement be less than $________ (the initial public offering price of the Common Stock on a per share basis).

         (c) The exercise of the Stock Options must occur, if at all, prior to ________, 2001 (the "Expiration Date"). Odzer shall receive all proceeds received from the exercise of any Stock Options.

         (d) Upon the Expiration Date, the balance of the Shares held in escrow pursuant to the terms of this Agreement, shall revert back and be delivered by the Escrow Agent to Odzer and such Shares shall no longer be subject to the provisions hereof.

         (e) The terms and conditions of the Stock Options shall be more fully set forth in each of the respective option agreements which shall be executed and delivered by Odzer and each optionee in substantially the form of the Form Option Agreement (the "Option Agreements").

         3. Administration. (a) Odzer hereby appoints each of the Committee and the Board of Directors as his attorney-in-fact with the power to designate the executives and officers of the Company to whom Stock Options shall be granted by Odzer.

         (b) The administration of this Agreement and the Stock Options to be granted pursuant to the terms hereof, shall be the sole responsibility of the Committee, whose construction and interpretation of the terms and provisions hereof and thereof shall be final and conclusive; provided, however, that the Committee shall not be entitled to make a unilateral construction or interpretation of any term or provision of this Agreement which adversely affects the rights and obligations to which Odzer is entitled or subject pursuant to the terms hereof without the consent of Odzer which consent shall not be unreasonably withheld. The Committee shall in its sole discretion designate the executives and officers to whom the Stock Options shall be granted by Odzer and shall oversee the issuance of the Shares upon exercise of such Stock Options as provided herein. The Committee shall have authority, subject to the express provisions hereof, to construe this Agreement and the respective Option Agreements, to be executed and delivered pursuant to the terms hereof to prescribe, amend and rescind rules and regulations relating to this Agreement and the issuance of the Shares upon exercise of such Stock Options as provided herein; to determine the terms and provisions of the respective Option Agreements to be executed and delivered pursuant to the terms hereof, which need not be identical but which in all cases shall be consistent with the terms of this Agreement and the Form Option Agreement; and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the provisions hereof; provided, however, that the Committee shall not be entitled to make a unilateral construction or interpretation of any term or provision of this Agreement which adversely affects the rights and obligations to which Odzer is entitled or subject pursuant to the terms hereof without the consent of Odzer which consent shall not be unreasonably withheld. The Committee may correct any defect or supply any omission or reconcile any inconsistency contained herein and in the respective Option Agreements to be executed and delivered pursuant to the terms hereof, in the manner and to the extent it shall deem expedient to carry out the purposes and intent of this Agreement and it shall be the sole and final judge of such expediency; provided, however, the Committee shall not be entitled to make any correction, change or determination which adversely affects the rights and obligations to which Odzer is entitled or subject, without the consent of Howard Odzer, which consent shall be not unreasonably withheld. No director or person acting pursuant to authority delegated by the Board of Directors or the Committee shall be liable for any action or determination under this Agreement made in good faith and consistent with the express terms of this Agreement.


         4. Further Assurances. Odzer shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, certificates, notices, transfers and assurances as the Escrow Agent or the Company may reasonably require in order to effect the purposes and intention of, or facilitate the performance of the terms and conditions contained in, this Agreement, or to enable the Company or any grantee of a Stock Option to comply with any applicable federal or state law, provided, however, that any such further action which Odzer may be requested to undertake will be without cost or expense to Odzer and shall not adversely affect the rights and obligations to which Odzer is entitled or subject.

         5. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses or sent by electronic transmission to the telecopier number specified below:

                  (a)      If to Odzer, to:

                           Howard Odzer
                           c/o Preferred Employers Holdings, Inc.
                           10800 Biscayne Blvd., Penthouse
                           Miami, FL  33161
                           Telephone:  (305) 893-4040
                           Telecopy: (305)

                           with copies to:

                           Steel Hector & Davis LLP
                           200 South Biscayne Blvd.
                           Miami, FL 33131
                           Attn: Thomas R. McGuigan, P.A.
                           Telephone: (305) 577-2850
                           Telecopy: (305) 577-7001

                  (b)      If to the Company, to:

                           Preferred Employers Holdings, Inc.
                           10800 Biscayne Blvd., Penthouse
                           Miami, FL  33161
                           Attn:  Mel Harris
                           Telephone:  (305) 893-4040
                           Telecopy: (305)

                           with copies to:

                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, New York  10022
                           Attn:  Donald J. Bezahler, Esq.

                           Telephone:  (212) 702-5700
                           Telecopy:  (212) 702-5941

                  (c)      If to Escrow Agent, to:

                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, New York  10022
                           Attn:  Donald J. Bezahler, Esq.
                           Telephone:  (212) 702-5700
                           Telecopy:  (212) 702-5941


or to such other address as the person to whom the notice is to be given may have previously furnished to the other in writing in the manner set forth above.


         6. Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided herein, this Agreement shall not be assignable by the Escrow Agent without the prior written consent of the other parties and shall not be assignable by either the Company or Odzer without the consent of the other.


         7. Entire Agreement; Amendment. This Agreement contains all the terms agreed upon by the parties, and supersede any prior agreements, with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by the parties against which enforcement of any waiver, change, modification, extension or discharge is sought.


         8. Attorneys' Fees. If any action, suit or proceeding is brought by any of the parties hereto arising out of or relating to this Agreement or its breach, the successful or prevailing party in any such action, suit or proceeding, shall be entitled to the full amount of its reasonable expenses, including all court costs and attorneys' fees paid or incurred in connection therewith, in addition to such other relief as such party shall be entitled to.


         9. Interpretation. The articles and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         10. Governing Law. This Agreement and the legal relations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict or choice of law.


         11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be
executed and delivered by their duly authorized officers as of the     day
of     , 1997.


                                    PREFERRED EMPLOYERS HOLDINGS, INC.


                                    By:
                                        ----------------------------------
                                         Name:
                                         Title:


                                    --------------------------------------
                                    HOWARD ODZER




                                    BAER MARKS & UPHAM LLP, as Escrow Agent


                                    ---------------------------------------

                                     ANNEX A

                                               Optionee:_____________________

                                               Address:______________________


                       PREFERRED EMPLOYERS HOLDINGS, INC.

                         FORM OF STOCK OPTION AGREEMENT


                  This STOCK OPTION AGREEMENT, dated as of ___________, 19__ (the "Agreement"), by and among PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), ________________ ("Optionee") and HOWARD ODZER ("Grantor"), is entered into pursuant to the Share Escrow Agreement, dated as of November ___, 1996, by and among the Company, Grantor and Baer Marks & Upham LLP, a New York limited liability partnership, as Escrow Agent (the "Escrow Agreement").

                  PURSUANT TO THE ESCROW AGREEMENT, it is agreed as follows:

                  1. Grant of Option. Grantor hereby grants to the Optionee on the date hereof the right and option (the "Option") to purchase an aggregate of ______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares"), which are currently held in escrow by the Company on behalf of Grantor pursuant to the terms of the Escrow Agreement.

                  2. Payment; Term. (a) The exercise price of the Option is $______ per Share which shall be paid in cash or by certified or bank cashier's check payable to the order of the Grantor at the time of exercise. Payment in full shall be required before the issuance of any Shares pursuant to this Option. In addition, before or concurrently with delivery to the Optionee of a Certificate representing such Shares, the Optionee shall pay to the Company any amount necessary to satisfy applicable federal, state, or local tax requirements.

                  (b) The Option granted herein shall expire on ________ __, 2001. [the fifth anniversary of the date of the prospectus filed with the Securities and Exchange Commission on behalf of the Company in connection with the Company's initial public offering].

                  3. Exercise of Option. (a) Subject to Section 2(b) above, the Optionee may exercise, on a cumulative basis, the Option granted hereby in accordance with the following:

                  (i) on or after the date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                  (ii) on or after the date which is one year after the date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option;

                  (iii) on or after the date which is two years after the date of the grant, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option; and

                  (iv) on or after the date which is three years after the date of the grant, the remaining Shares subject to this Option.

                  (b) The Optionee may exercise the Option (to the extent it is then exercisable) by delivering to the Company a written notice duly signed by the Optionee stating the number of Shares that the Optionee has elected to purchase and accompanied by payment (by certified check or bank cashier's check) of an amount equal to the full purchase price for the Shares to be purchased. Within twenty days after receipt by the Company of such notice and payment, the Company shall (subject to Section 12 of this Agreement) issue from escrow the Shares in the name of the Optionee or assignee and deliver the certificate therefor to the Optionee. No Shares shall be issued until full payment therefor has been made.

                  4. Non-Transferability of Option; Restrictions on Exercise.
(a) The Option may be transferred only by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

                  (b) If at any time during which the Option can be exercised, exercise of the Option will constitute a sale of any of the Shares by the Grantor which is subject to the short-swing trading provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the Optionee agrees not to exercise, in whole or in part, the Option until such time as the Grantor will not be required to make any payment pursuant to Section 16(b) or the rules promulgated thereunder by the Securities and Exchange Commission. To this end, the Optionee agrees that the Grantor may, at his sole election, delay the closing of any requested exercise under Section 3 to avoid the risk of such short-swing trading liability, based upon any transaction, or planned transactions, by the Grantor.

                  5. Tax Status. It is not intended that this option qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. In addition, the Optionee hereby agrees that no representation has been made to him by the Company or the Grantor with respect to the tax consequences of (i) the Option granted hereby, (ii) any transfer of the Option granted hereby, (iii) the exercise of the Option granted hereby or (iv) any transfer of the Shares.

                  6. Rights in the Event of the Optionee's Disability. If the Optionee's employment with the Company or any parent or subsidiary corporation (within the meaning of

Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Affiliates")) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Optionee or the Optionee's legal representative (or the Optionee's estate if the Optionee dies after termination of employment) may exercise the Option, to the extent exercisable on the date of the Optionee's termination of employment, at any time within one year after termination of employment but in no event after the expiration of the term of the Option as provided in Sections 2(b). The Optionee's "estate" means the Optionee's legal representative or any person who acquires the right to exercise the Option by reason of the Optionee's death.

                  7. Rights in the Event of the Optionee's Death. If the Optionee dies while an employee of the Company or any Affiliate (or within three months after the Optionee ceases to be such an employee) but while he still has the right to exercise this Option, his estate may exercise the Option, to the extent exercisable at the date of the Optionee's death, any time within one year after the Optionee's death, but in no event after the expiration of the term of the Option as provided in Section 2(b).

                  8. Rights in the Event of Termination of Employment. If Optionee's employment with the Company or any Affiliate is terminated involuntarily for "Cause" the Optionee's Option shall expire as of the date of termination of employment. "Cause" under this Agreement shall mean (i) material misconduct by the Optionee, (ii) any act by the Optionee that is materially adverse to the Company or any Affiliate, or (iii) breach by the Optionee of any employment or confidentiality or nondisclosure agreement with the Company or any Affiliate. "Cause" also shall have the meaning given to that term, or any similar term, under any employment agreement with the Company or any Affiliate. If the Optionee's employment is terminated for any reason other than death, disability, or as described in the preceding sentences of this Section, the Optionee (or the Optionee's estate, if the Optionee dies after the termination) may exercise the Option, to the extent exercisable before the termination, within three months after the termination, but in no event after the expiration of the term of the Option as provided in Section 2(b).

                  9. Adjustment in the Shares. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors (or the Compensation Committee thereof (the "Compensation Committee")) shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination; provided, however, that, without the consent of Odzer, which consent will not be unreasonably withheld, no adjustment, modification or other change made pursuant to this Section 9 shall be inconsistent with the intent of the Escrow Agreement or have an adverse effect on Odzer. Notice of any adjustment shall be given by the Company to the Optionee.

                  10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                  11. Rights as a Shareholder. The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares. Until the Optionee becomes the holder of record of his respective Shares, Odzer shall retain all rights as a shareholder with respect to such Shares, including, but not limited to, the right to receive any dividends and other distributions with respect to the Shares, and to vote such Shares for all purposes and all permissible methods, and nothing herein shall be deemed or construed to limit such rights.

                  12. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, neither the Company nor the Grantor shall be obligated to cause to be issued or delivered from escrow any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Neither the Company nor the Grantor shall in any event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Board of Directors (or the Compensation Committee) may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Board of Directors (or the Compensation Committee, as the case may be), in its sole discretion, considers necessary or desirable.

                  13. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise the Option.

                  14. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of employment of the Optionee or the relationship of the Optionee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of employment or relationship with the Company, the Grantor or any Affiliate, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

                  15. Withholding. Whenever Shares are to be delivered upon exercise of this Agreement, the Company shall be entitled to require as a condition of delivery that the Optionee remit to the Company an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to the exercise of the Option granted hereby.

                  16. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses or sent by electronic transmission to the telecopier number specified below:

                       (a)     If to Grantor, to:
                               Howard Odzer
                               c/o Preferred Employers Holdings, Inc.
                               10800 Biscayne Blvd., Penthouse
                               Miami, FL  33161
                               Telephone: (305) 893-4040
                               Telecopy: (305)

                               with copies to:

                               Steel Hector & Davis LLP
                               200 South Biscayne Blvd.
                               Miami, FL  33131
                               Attn:  Thomas R. McGuigan P.A.
                               Telephone: (305) 577-2850
                               Telecopy: (305) 577-7001

                       (b)     If to the Company, to:

                               Preferred Employers Holdings, Inc.
                               10800 Biscayne Blvd., Penthouse
                               Miami, FL  33161
                               Telephone: (305) 893-4040
                               Telecopy: (305)

                               with copies to:

                               Baer Marks & Upham LLP
                               805 Third Avenue

                               New York, NY  10022
                               Attn:  Donald J. Bezahler, Esq.
                               Telephone: (212) 702-5700
                               Telecopy: (212) 702-5941

                       (c)     If to Optionee, to address set forth above.

                  17. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, Delaware law.

                  18. Receipt of Escrow Agreement. Optionee acknowledges receipt of a copy of the Escrow Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option and of the Escrow Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or the Compensation Committee, upon any questions rising under the Escrow Agreement.


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                      PREFERRED EMPLOYERS
                                        HOLDINGS, INC.


__________________________            By:___________________________
Witness                                    Its:


--------------------------             -----------------------------
Witness                                   HOWARD ODZER, Grantor



--------------------------             -----------------------------
Witness                                               , Optionee

         Letter Agreement of Additional Terms Regarding Escrow Agreement

                  This Letter Agreement of Additional Terms Regarding Escrow Agreement, dated as of January __, 1997 (the "Agreement") is entered into by and between Preferred Employers Holdings, Inc., a Delaware corporation (the "Company") and Howard Odzer ("Odzer").

                                    Recitals

                  1. The parties to this Agreement, and Baer Marks & Upham LLP, a New York limited liability partnership, are parties to an Escrow Agreement of even date herewith pursuant to which Odzer agrees to place in escrow 300,000 shares of the Company's common stock (the "Shares") for issuance upon the exercise of certain stock options which will be granted by Odzer pursuant to the terms and subject to the conditions of the Escrow Agreement and the "Form Option Agreement" (as defined in the Escrow Agreement) (the "Stock Options") to certain executives and officers of the Company.

                  2. The parties to this Agreement desire to incorporate certain additional terms and conditions which will govern the relationship between the parties regarding the implementation and operation of the Escrow Agreement, the Form Option Agreement, and the exercise of any options thereunder.

                                    Agreement

                  1. Tax Indemnification.

                  (A) Upon the exercise of any option to purchase Shares subject to the Escrow Agreement, the Company agrees to pay to Odzer an amount equal to the additional federal, state and local taxes to which Odzer will be subject if the income recognized by Odzer upon the exercise of an option to purchase any Shares subject to the Escrow Agreement (or any additional shares which become subject to the Escrow Agreement pursuant to the provisions of Section 9 of the Form Option Agreement) is taxable to Odzer at a rate higher than the rate that would have been applicable if the gain had been characterized as and taxable as a "capital gain" and not as "ordinary income". The amount of the payment which Odzer will be entitled to receive from the Company and which the Company will be obligated to pay Odzer pursuant to this Section 1.(A) upon each exercise of an option to purchase Shares will be equal to the product of the (i) amount of income recognized or to be recognized by Odzer upon each exercise of an option to purchase Shares (ii) multiplied by the difference between the maximum statutory rate of tax to which Odzer is or would be subject on ordinary income and the maximum statutory rate of tax to which Odzer is or would be subject on capital gains for the year in which the option is exercised (determined separately for each federal, state and local income tax to which Odzer is or may become subject). In addition, to the extent that a payment or right to payment under this Section 1 is included or subject to inclusion in Odzer's income for income tax purposes, the amount of the payment shall be "grossed" up for the payment of the income tax payable in respect of the payment and in respect of the gross up so that the benefit to Odzer of all payments to which he is entitled under this Section 1 shall be on an "after tax" basis. The amount of the payment to which Odzer will be entitled for the indemnification and "gross up" to compensate Odzer for the differential between the capital gains and ordinary income tax rates will be calculated as follows:

                  I = OP times ((1 -CG/1-OIG) - 1)

                  where,

                  "I" means the total indemnification payment to which Odzer is entitled upon the exercise of any option to purchase Shares subject to the Escrow Agreement,

                  "OP" means the amount paid to Odzer upon the exercise of any option to purchase Shares subject to the Escrow Agreement,

                  "CG" means the maximum statutory rate of tax to which Odzer is or would be subject on capital gains (determined separately for each federal, state and local income tax to which Odzer is or may become subject), and

                  "OIG" means the maximum statutory rate of tax to which Odzer is or would be subject on ordinary income (determined separately for each federal, state and local income tax to which Odzer is or may become subject).

                  (B) Odzer shall consult with his tax advisors as to the characterization of income to be recognized by Odzer upon an exercise of an option to purchase the Shares pursuant to the Escrow Agreement and the Form Option Agreement, and the tax advisor's characterization of the income shall be notified by Odzer to the Company and be binding upon both the Company and Odzer for purposes of the of this Agreement. Odzer agrees to report the characterization reported to the company consistently on all federal, state and local income tax returns which he files.

                  (C) The Company shall pay to Odzer in cash the amount of each payment to which he is entitled pursuant to this Section 1 on the later of the
(i) last day of each calender quarter within which any option is exercised, and
(ii) within 5 business days after such date.

                  2. Securities Laws Disclosure and Compliance.

                  (A) The Company agrees that it will be responsible for and will comply with all laws, rules and regulations pertaining to the sale and transfer of the Shares and all other responsibilities of the Company with respect to the options to be granted under the Escrow Agreement and the Form Option Agreement, and the Shares, including but not limited to all laws, rules and regulations pertaining to the federal and state securities laws to which the grant of option and the sale or transfer of the Shares is or will at the time of exercise of the option be subject, and the Company agrees to comply with and make all disclosures, filings and registrations required under all state and federal securities laws to which the options and the Shares are subject.

                  (B) The Company will, to the extent permitted by law, indemnify and hold harmless Odzer, against all losses, claims, demands, damages or liabilities, to which Odzer may become subject under any federal or state securities laws or otherwise, and with respect to all claims asserted against Odzer by any "Optionee", (as defined in the Form Option Agreement) insofar as the losses, claims, demands, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any filing, statement or disclosure made by the Company or failed to be made by the Company or arise out of or are based upon the Escrow Agreement, the Form Option Agreement or the actual option agreement (which must be substantially in the same form as the Form Option Agreement) executed by any Optionee, other than losses, claims, demands, damages or liabilities which are attributable to Odzer's failure to deliver the Shares to the Escrow Agent pursuant to the Eacrow Agreement or to transfer the Shares to an Optionee in accordance with the terms of the Form Option Agreement; and the Company will reimburse Odzer for all legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, demand, damage, liability, action or proceeding for which the Company is liable to reimburse or hold Odzer harmless. This indemnity shall remain in full force and shall survive the transfer of Shares upon the exercise of an Option.

                  3. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses or sent by electronic transmission to the Telecopier number specified below:

                       (A)     If to Odzer, to:

                               Howard Odzer
                               c/o Preferred Employers Holdings, Inc.
                               10800 Biscayne Blvd., Penthouse
                               Miami, FL 33161
                               Telephone:     (305) 893-4040
                               Telecopy:      (305)

                               With copies to:

                               Steel Hector & Davis, LLF
                               200 South Biscayne Blvd.
                               Miami, FL 33131
                               Attn: Thomas R. McGuigan, P.A.
                               Telephone:     (305) 577-2850
                               Telecopy:      (305) 577-7001

                       (B)     If to the Company, to;

                               Preferred Employers Holdings, Inc.

                               10800 Biscayne Blvd., Penthouse
                               Miami, FL 33161
                               Attn: Mel Harris
                               Telephone:      (305) 893-4040
                               Telecopy:       (305)

                               With copies to:

                               Baer Marks & Upham LLP
                               805 Third Avenue
                               New York,  New York 10022
                               Attn: Donald J. Bezahler, Esq.
                               Telephone:      (212) 702-5700
                               Telecopy:       (212) 702-5941

or to such other address as the person to whom the notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                  4. Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided herein or pursuant to an assignment permitted in the Escrow Agreement, this Agreement shall not be assignable by either the Company or Odzer without the consent of the other.

                  5. Entire Agreement; Amendment. This Agreement contains all the terms agreed upon by the parties, and supersede any prior agreements, with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by the parties against which enforcement of any waiver, change, modification, extension or discharge is sought. The parties acknowledge and agree that this Agreement modifies the Escrow Agreement.

                  6. Attorneys' Fees. If any action, suit or proceeding is brought by any of the parties hereto arising out of or relating to this Agreement or its breach, the successful or prevailing party in any such action, suit or proceeding, shall be entitled to the full amount of its reasonable expenses, including all court costs and attorneys' fees paid or incurred in connection therewith, in addition to such other relief as to which such party shall be entitled.

                  7. Interpretation. The articles and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  8. Governing Law. This Agreement and the legal relations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict or choice of law.

                  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all off which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized offices as of the date first above written.


                                    PREFERRED EMPLOYERS HOLDINGS, INC.


                                    By:
                                       ------------------------------------
                                         Name:
                                         Title:


                                    --------------------------------------
                                    HOWARD ODZER